CUSIP No.629337106                     13G
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                       EXHIBIT NO. 99.1 TO SCHEDULE 13G
                            JOINT FILING AGREEMENT
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                              August 12, 2026
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              MORGAN STANLEY,  MS Capital Partners Adviser Inc.,

              NHTV Nevada Holdings LP,  NHTV Nevada Holdings

              GP LLC,  North Haven Tactical Value Fund LP,

              MS Tactical Value Fund GP LP,  and MS Tactical

              Value Fund GP Inc.  hereby agree that, unless

              differentiated,  this  Schedule 13G is filed on

               behalf of each of the parties.


           MORGAN STANLEY

           BY: /s/ Claire Gordon
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           Claire Gordon/Authorized Signatory,
           Morgan Stanley

          MS Capital Partners Adviser Inc.

           BY: /s/ Thomas F.  Cahill
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           Thomas F.  Cahill/Authorized Signatory,
           MS Capital Partners Adviser Inc.

           NHTV Nevada Holdings LP
           By: NHTV Nevada Holdings GP LLC, its general partner
           By: North Haven Tactical Value Fund LP, its managing member
           By: MS Tactical Value Fund GP LP, its general partner
           By: MS Tactical Value Fund GP Inc., its general partner

           BY: /s/ Thomas F.  Cahill
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          Thomas F.  Cahill/Authorized Signatory,
          NHTV Nevada Holdings LP

           NHTV Nevada Holdings GP LLC
           By: North Haven Tactical Value Fund LP, its managing member
           By: MS Tactical Value Fund GP LP, its general partner
           By: MS Tactical Value Fund GP Inc., its general partner

           BY: /s/ Thomas F.  Cahill
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           Thomas F.  Cahill/Authorized Signatory,
           NHTV Nevada Holdings GP LLC

           North Haven Tactical Value Fund LP
           By: MS Tactical Value Fund GP LP, its general partner
           By: MS Tactical Value Fund GP Inc., its general partner

           BY: /s/ Thomas F.  Cahill
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           Thomas F.  Cahill/Authorized Signatory,
           North Haven Tactical Value Fund LP

           MS Tactical Value Fund GP LP
           By: MS Tactical Value Fund GP Inc., its general partner

           BY: /s/ Thomas F.  Cahill
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           Thomas F.  Cahill/Authorized Signatory,
           MS Tactical Value Fund GP LP

           MS Tactical Value Fund GP Inc.

           BY: /s/ Thomas F.  Cahill
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           Thomas F.  Cahill/Authorized Signatory,
           MS Tactical Value Fund GP Inc.


* Attention. Intentional misstatements or omissions of fact constitute federal criminal violations (see 18 U.S.C. 1001).